UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2009

STONE TAN CHINA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52857	20-8387484
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1A, 11th Floor, Tower 1,China Hong Kong City 33 Canton Road, Kowloon, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 852-27355493

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

IN CONNECTION WITH A PROPOSED INVESTMENT IN THREE NEWLY-FORMED ENTITIES IN THE PEOPLE’S REPUBLIC OF CHINA (THE “TRANSACTION”), STONE TAN CHINA ACQUISITION CORP. (THE “COMPANY”) HAS FILED A PRELIMINARY PROXY STATEMENT/ PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”).  THE COMPANY IS NOT NOW REQUESTING ANY PROXY.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT/ PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT/ PROSPECTUS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC AT ITS WEBSITE, WWW.SEC.GOV.  THE PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS MAY ALSO BE OBTAINED FOR FREE FROM THE COMPANY BY DIRECTING SUCH REQUEST TO: STONE TAN CHINA ACQUISITION CORP., SUITE 1A, 11TH FLOOR, TOWER 1, CHINA HONG KONG CITY, 33 CANTON ROAD, KOWLOON, HONG KONG, ATTN: RICHARD TAN. THE PROXY STATEMENT (WHEN AVAILABLE) CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV).

THE COMPANY AND ITS DIRECTORS AND EXECUTIVE OFFICER WHO ARE IDENTIFIED IN THE COMPANY’S PRELIMINARY PROXY STATEMENT/PROSPECTUS RELATING TO THE PROPOSED TRANSACTION FILED WITH THE SEC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED TRANSACTION.  INFORMATION CONCERNING THE INTERESTS OF THE COMPANY’S PARTICIPANTS IN THE SOLICITATION WILL BE CONTAINED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS RELATING TO THE TRANSACTION WHEN IT BECOMES AVAILABLE.

Item 8.01 Other Events.

On September 24, 2009, the Company issued a press release announcing modifications of the terms of its proposed acquisition transaction, including (i) an agreement by the founding stockholders to forfeit a portion of their founder shares in the event the trust account contains less than $205 million at the closing of the transaction and the Company is unable to raise $205 million in the aggregate within 180 days following the closing and (ii) a reduction in the proposed warrant exercise price from $9.40 to $9.00.  In addition, the Company announced that it had set September 29, 2009 as the record date for determining stockholders and warrant holders entitled to attend and vote at the special meetings.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

No.	Description
99.1	Press release dated September 24, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2009

STONE TAN CHINA ACQUISITION CORP.

By:	/s/ Richard Tan
	Name:	Richard Tan
	Title:	Chief Executive Officer

EXHIBIT INDEX

No.	Description
99.1	Press release dated September 24, 2009